UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2025

Central Index Key Number of the issuing entity: 0001848411

BANK 2021-BNK32

(Exact name of Issuing Entity)

Central Index Key Number of the Registrant: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.
(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-227446-13	35-7287099 38-4169399 38-4169400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 – Other Events.

Effective as of February 27, 2025, Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), a national banking association, will act as special servicer for the McClellan Park mortgage loan and each related pari passu and/or subordinate promissory note (collectively, the “McClellan Park Non-Serviced Loan Combination”), which is serviced under the pooling and servicing agreement for the BANK 2020-BNK30 securitization (the “BANK 2020-BNK30 PSA”). Midland is replacing Greystone Servicing Company LLC as special servicer under the BANK 2020-BNK30 PSA (excluding the 605 Third Avenue mortgage loan and the McDonald’s Global HQ mortgage loan serviced thereunder). Midland was appointed at the direction of Eightfold Real Estate Capital, L.P., the directing certificateholder under the BANK 2020-BNK30 PSA. As special servicer for the McClellan Park Non-Serviced Loan Combination, Midland will be responsible for the servicing and administration of the McClellan Park Non-Serviced Loan Combination if it becomes specially serviced (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to the McClellan Park Non-Serviced Loan Combination when the McClellan Park Non-Serviced Loan Combination is not specially serviced. Servicing of the McClellan Park Non-Serviced Loan Combination will continue to be governed by the BANK 2020-BNK30 PSA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

	By:	/s/ Jane Lam
Name: Jane Lam
Title: President

Dated: February 27, 2025

BANK 2021-BNK32 – 8-K